COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of December 31, 2006
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Atlanta	2,693	$169,961	7.6%	95.6%	$751.31
Dallas	4,184	$243,855	10.9%	93.4%	$759.83
Houston	1,912	$106,234	4.7%	95.3%	$781.07
Orlando	288	$13,353	0.6%	94.8%	$786.18
Tampa	1,120	$66,703	3.0%	93.3%	$868.33
South Florida	480	$52,117	2.3%	97.9%	$1,212.76
Large Tier Markets	10,677	$652,223	29.1%	94.5%	$793.94

Austin	1,776	$102,027	4.7%	95.9%	$724.28
Greenville	1,492	$63,027	2.8%	94.7%	$576.02
Jacksonville	3,347	$179,174	8.0%	94.2%	$813.74
Memphis	4,405	$215,364	9.6%	94.0%	$673.23
Nashville	1,855	$120,282	5.4%	94.4%	$752.65
Raleigh/Durham	828	$75,006	3.3%	95.3%	$721.60
All other middle	1,838	$82,577	3.7%	92.8%	$671.82
Middle Tier Markets	15,541	$837,457	37.5%	94.3%	$711.88

Augusta/Aiken	912	$39,038	1.7%	92.5%	$655.81
Chattanooga	943	$37,260	1.7%	95.8%	$599.43
Columbus	1,293	$63,595	2.8%	91.5%	$721.78
Jackson, MS	1,577	$69,477	3.1%	94.9%	$659.33
Lexington	924	$59,311	2.6%	91.5%	$709.48
Little Rock	808	$26,452	1.2%	94.7%	$654.56
Macon/Warner Robins	904	$50,309	2.2%	93.0%	$697.44
All other small	6,234	$343,946	15.3%	94.1%	$741.08
Small Tier Markets	13,595	$689,388	30.6%	93.7%	$704.03

Properties Not in Lease-up	39,813	$2,179,068	97.2%	94.2%	$731.21

Properties in Lease-up	480	$62,420	2.8%	44.4%	$962.35

Total Portfolio
(including JV properties)	40,293	$2,241,488	100.0%	93.6%	$733.96

NUMBER OF APARTMENT UNITS

	2006				2005
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	39,771	39,465	38,657	38,267	37,705
Properties in Joint Ventures	522	522	522	522	522
Total Portfolio	40,293	39,987	39,179	38,789	38,227

SAME STORE (EXCLUDES SIX FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of December 31, 2006 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		December 31, 2006			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate

Atlanta	2,693	$6,152	$2,447	$3,705	95.6%	90.8%	$751.31	57.0%
Dallas	3,272	$6,461	$3,106	$3,355	92.8%	84.4%	$700.36	56.6%
Houston	1,584	$3,500	$1,626	$1,874	95.6%	86.1%	$781.73	66.8%
Orlando	288	$702	$251	$451	94.8%	96.2%	$786.18	47.2%
Tampa	890	$2,329	$951	$1,378	92.4%	90.2%	$877.98	56.2%
South Florida	480	$1,836	$595	$1,241	97.9%	96.8%	$1,212.76	42.7%
Large Tier Markets	9,207	$20,980	$8,976	$12,004	94.4%	88.5%	$775.83	57.4%

Austin	1,464	$3,115	$1,538	$1,577	95.6%	89.7%	$712.68	56.9%
Greenville	1,492	$2,666	$1,162	$1,504	94.7%	92.7%	$576.02	60.5%
Jacksonville	3,011	$7,526	$2,653	$4,873	94.7%	93.9%	$814.33	66.7%
Memphis	4,034	$7,643	$3,675	$3,968	93.8%	85.7%	$674.70	59.7%
Nashville	1,569	$3,642	$1,341	$2,301	93.6%	91.3%	$755.26	61.1%
Raleigh/Durham	578	$1,163	$469	$694	94.8%	93.7%	$649.06	49.1%
All other middle	1,542	$2,751	$1,290	$1,461	92.5%	85.6%	$632.25	61.3%
Middle Tier Markets	13,690	$28,506	$12,128	$16,378	94.2%	89.8%	$702.09	60.9%

Augusta/Aiken	912	$1,700	$750	$950	92.5%	86.3%	$655.81	79.2%
Chattanooga	943	$1,742	$744	$998	95.8%	94.2%	$599.43	54.3%
Columbus	1,293	$2,813	$1,288	$1,525	91.5%	91.2%	$721.78	85.4%
Jackson, MS	1,577	$3,067	$1,161	$1,906	94.9%	90.7%	$659.33	64.2%
Lexington	924	$1,835	$726	$1,109	91.5%	84.8%	$709.48	64.9%
Little Rock	808	$1,579	$612	$967	94.7%	91.3%	$654.56	63.9%
Macon/Warner Robins	904	$1,893	$743	$1,150	93.0%	91.0%	$697.44	63.9%
All other small	5,720	$12,543	$4,787	$7,756	94.1%	91.6%	$727.65	62.5%
Small Tier Markets	13,081	$27,172	$10,811	$16,361	93.7%	90.8%	$696.69	66.0%

Operating Same Store	35,978	$76,658	$31,915	$44,743	94.1%	89.8%	$719.00	61.9%

Revenue Straight-line Adjustment (2)		$128		$128
Total Same Store		$76,786		$44,871

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2006 (PRIOR QUARTER ) AND DECEMBER 31, 2005 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Atlanta	0.9%	6.1%	-0.1%	3.3%	1.6%	8.1%	-0.2%	1.3%	0.6%	3.2%
Dallas	0.5%	7.6%	-5.0%	-0.3%	6.3%	16.2%	-1.4%	-0.9%	0.3%	1.9%
Houston	1.3%	7.8%	-1.0%	-2.5%	3.3%	18.6%	-0.8%	0.7%	0.4%	2.2%
Orlando	0.4%	9.5%	4.1%	20.1%	-1.5%	4.4%	-3.8%	-4.5%	2.4%	14.1%
Tampa	-3.9%	1.7%	-3.3%	12.4%	-4.4%	-4.5%	-1.6%	-4.0%	1.0%	6.8%
South Florida	1.5%	11.3%	-10.0%	-18.3%	8.2%	34.7%	-1.3%	-1.7%	1.6%	12.6%
Large Tier Markets	0.3%	6.9%	-2.9%	0.5%	2.9%	12.3%	-1.0%	-0.4%	0.6%	4.0%

Austin	3.7%	8.5%	-1.8%	3.6%	9.6%	13.7%	-1.1%	0.0%	0.6%	2.2%
Greenville	0.5%	7.7%	2.2%	6.0%	-0.9%	9.1%	-3.2%	-1.9%	0.6%	4.2%
Jacksonville	-1.7%	3.9%	-4.9%	7.1%	0.2%	2.3%	-1.6%	-1.1%	0.9%	4.5%
Memphis	2.5%	3.8%	-1.2%	7.1%	6.2%	0.9%	-1.1%	2.6%	0.1%	2.7%
Nashville	-0.1%	3.0%	-11.3%	-1.0%	7.8%	5.5%	-3.4%	-1.2%	0.9%	3.8%
Raleigh/Durham	-0.3%	8.2%	-3.1%	7.6%	1.8%	8.6%	-2.3%	0.0%	0.8%	6.3%
All other middle	-2.2%	5.4%	2.7%	10.2%	-6.2%	1.6%	-3.2%	0.2%	0.3%	2.5%
Middle Tier Markets	0.4%	4.9%	-2.7%	5.9%	2.8%	4.2%	-2.0%	0.2%	0.6%	3.5%

Augusta/Aiken	-3.5%	-0.4%	1.6%	10.3%	-7.1%	-7.4%	-3.3%	-1.1%	0.4%	3.8%
Chattanooga	-0.6%	4.2%	-2.7%	8.3%	1.0%	1.4%	-2.3%	-0.3%	0.7%	3.3%
Columbus	-1.7%	7.8%	8.8%	8.2%	-9.1%	7.5%	-3.6%	-0.3%	0.6%	3.5%
Jackson, MS	0.6%	-4.3%	-5.8%	9.3%	5.0%	-11.0%	0.5%	-1.5%	0.9%	3.4%
Lexington	-1.5%	4.1%	-4.5%	2.4%	0.5%	5.2%	-3.1%	0.0%	0.2%	0.7%
Little Rock	-3.0%	-0.1%	-3.5%	14.0%	-2.6%	-7.4%	0.4%	-0.1%	-0.3%	2.3%
Macon/Warner Robins	-1.2%	2.4%	-1.7%	-0.1%	-0.9%	4.2%	-2.8%	-1.6%	0.0%	3.6%
All other small	0.2%	4.8%	-2.6%	4.1%	2.1%	5.3%	-2.2%	-1.8%	0.8%	5.1%
Small Tier Markets	-0.6%	3.1%	-1.6%	5.9%	0.0%	1.4%	-2.1%	-1.2%	0.6%	3.9%

Operating Same Store	0.0%	4.8%	-2.4%	4.3%	1.8%	5.1%	-1.7%	-0.4%	0.6%	3.8%

Including revenue straight-line adjustment: (3)
Total Same Store	0.2%	3.2%			2.1%	2.5%

(3) The adjustment for the fourth quarter of 2005 includes a one-time adjustment of $1.2 million related to prior periods.

SAME STORE (EXCLUDES SIX FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended December 31,		Percent
	2006	2005	Change
Revenues
Operating	$76,658	$73,146	4.8%
Straight-line adjustment (1)	128	1,243
Total Same Store	$76,786	$74,389	3.2%

Expense	$31,915	$30,594	4.3%

NOI
Operating	$44,743	$42,552	5.1%
Straight-line adjustment (1)	128	1,243
Total Same Store	$44,871	$43,795	2.5%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.
The adjustment for the fourth quarter of 2005 includes a one-time adjustment of $1.2 million related to prior periods.

SAME STORE PLUS SIX EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the six full renovation communities (1,727 units).

	Three Months Ended December 31,		Percent
	2006	2005	Change
Revenues
Operating	$80,720	$77,094	4.7%
Straight-line adjustment (2)	159	1,243
Total Same Store	$80,879	$78,337	3.2%

Expense	$33,428	$32,052	4.3%

NOI
Operating	$47,292	$45,042	5.0%
Straight-line adjustment (2)	159	1,243
Total Same Store	$47,451	$46,285	2.5%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.
The adjustment for the fourth quarter of 2005 includes a one-time adjustment of $1.2 million related to prior periods.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$24,078	$120	$12,697
St. Augustine Phase II, Jacksonville, FL	124	13,057	105	589
Copper Ridge Phase I, Dallas, TX	216	19,296	89	1,323
Total development	540	$56,431	$105	$14,609

	Construction		Initial		Actual Units
FORECASTED TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	-	-
St. Augustine Phase II, Jacksonville, FL	1Q 2007	1Q 2008	4Q 2007	3Q 2008	-	-
Copper Ridge Phase I, Dallas, TX	2Q 2007	3Q 2008	1Q 2008	1Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended
		December 31, 2006	Trailing 4 Quarters
Net income		$4,297	$20,945
Depreciation		21,489	79,388
Interest expense		16,473	63,512
Loss on debt extinguishment		-	551
Amortization of deferred financing costs		528	2,036
Net loss (gain) on insurance and other settlement proceeds		87	(84)
Gain on sale of non-depreciable assets		(18)	(50)
EBITDA		$42,856	$166,298

		Three Months Ended December 31,
		2006	2005
EBITDA/Debt Service		2.50x	2.49x
Fixed Charge Coverage (3)		2.15x	2.10x
Total Debt as % of Gross Real Estate Assets		54%	57%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF DECEMBER 31, 2006
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$855,252	4.6	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,500	5.0	4.3%
Conventional - Variable Rate	214,716	5.8	5.9%
Tax-free - Variable Rate	10,855	13.4	4.6%
Conventional - Variable Rate - Capped (2)	17,936	2.9	5.9%
Tax-free - Variable Rate - Capped (2)	24,090	2.9	4.6%
Total Debt Outstanding	$1,196,349	5.0	5.6%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

	Balance	Rate

2007	$92,800	5.9%
2008	186,572	6.1%
2009	100,230	6.5%
2010	98,365	5.5%
2011	133,000	5.3%
2012	125,000	5.2%
2013	100,000	5.2%
2014	40,143	6.7%
Thereafter	52,642	7.7%
Total	$928,752	5.8%

OTHER DATA

PER SHARE DATA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Dividend paid per common share	$0.595	$0.595	$2.380	$2.350

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.6050	1/31/2007	1/15/2007
Preferred Series F - monthly	$0.1927	2/15/2007	2/1/2007
Preferred Series H - quarterly	$0.51875	12/23/2006	12/13/2006

PREFERRED STOCK		Number of
		Shares Issued	Liquidation	Earliest
		and Outstanding	Preference per Share	Optional Call Date
9 1/4% Series F Cumulative Redeemable Preferred Stock		474,500	$25.00	10/16/2007
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$25.00	8/11/2008